Exhibit d.(i).b

Schedule A

This Schedule A to that certain Investment Management Agreement by and between Hartford Funds Management Company, LLC, The Hartford Mutual Funds, Inc. and The Harford Mutual Funds II, Inc., is effective as of March 1, 2018.

List of Portfolios

THE HARTFORD MUTUAL FUNDS, INC. ON BEHALF OF:
The Hartford Balanced Fund[1]
The Hartford Balanced Income Fund[2]
The Hartford Capital Appreciation Fund[2]
The Hartford Checks and Balances Fund[2]
The Hartford Conservative Allocation Fund[1]
Hartford Core Equity Fund[1]
The Hartford Dividend and Growth Fund[1]
Hartford Emerging Markets Equity Fund[1]
The Hartford Emerging Markets Local Debt Fund[1]
Hartford Environmental Opportunities Fund[4]
The Hartford Equity Income Fund[2]
The Hartford Floating Rate Fund[1]
The Hartford Global All-Asset Fund[1]
Hartford Global Capital Appreciation Fund[2]
Hartford Global Equity Income Fund[2]
The Hartford Global Real Asset Fund[1]
The Hartford Growth Allocation Fund[1]
The Hartford High Yield Fund[1]
The Hartford Inflation Plus Fund[1]
Hartford International Equity Fund[1]
The Hartford International Growth Fund[2]
The Hartford International Opportunities Fund[1]
The Hartford International Small Company Fund[1]
The Hartford International Value Fund[1]
Hartford Long/Short Global Equity Fund[1]
The Hartford MidCap Fund[2]
The Hartford MidCap Value Fund[1]
Hartford Moderate Allocation Fund[1]
Hartford Multi-Asset Income Fund[1]

Hartford Municipal Income Fund[1]
Hartford Municipal Short Duration Fund[1]
The Hartford Quality Bond Fund[1]
Hartford Real Total Return Fund[1]
The Hartford Short Duration Fund[1]
Hartford Small Cap Core Fund[1]
The Hartford Strategic Income Fund[1]
The Hartford Total Return Bond Fund[1]
The Hartford World Bond Fund[1]

THE HARTFORD MUTUAL FUNDS II, INC. ON BEHALF OF:
The Hartford Growth Opportunities Fund[1]
The Hartford Municipal Real Return Fund[1]
The Hartford Small Cap Growth Fund[1]
Hartford Quality Value Fund[1]
Hartford Schroders Emerging Markets Debt and Currency Fund[5]
Hartford Schroders Tax-Aware Bond Fund[5]
Hartford Schroders Emerging Markets Equity Fund[5]
Hartford Schroders Emerging Markets Multi-Sector Bond Fund[5]
Hartford Schroders Global Strategic Bond Fund[5]
Hartford Schroders International Stock Fund[5]
Hartford Schroders International Multi-Cap Value Fund[5]
Hartford Schroders US Small Cap Opportunities Fund[5]
Hartford Schroders US Small/Mid Cap Opportunities Fund[5]

1 Effective March 14, 2016. Approved by shareholders at a shareholder meeting on March 14, 2016

2 Effective April 19, 2016. Approved by shareholders at a shareholder meeting on April 19, 2016

3 Reserved

4 Effective February 29, 2016

5 Effective October 19, 2016. Approved by written consent of the sole initial shareholder on October 19, 2016

2

Schedule B

Fees

This Schedule B to that certain Investment Management Agreement by and between Hartford Funds Management Company, LLC, The Hartford Mutual Funds, Inc. and The Harford Mutual Funds II, Inc., is effective as of March 1, 2018.

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Balanced Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.5900%
Next $250 million	0.5500%
Next $250 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4725%
Amount Over $10 billion	0.4700%

The Hartford Balanced Income Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Next $2 billion	0.4500%
Amount Over $12 billion	0.3900%

The Hartford Capital Appreciation Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

The Hartford Checks and Balances Fund

Average Daily Net Assets	Annual Rate
None

3

Hartford Core Equity Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%

The Hartford Dividend and Growth Fund and The Hartford MidCap Value Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Hartford Emerging Markets Equity Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.9000%
Next $500 million	0.8500%
Amount Over $1 billion	0.8000%

The Hartford Emerging Markets Local Debt Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7700%
Amount Over $1 billion	0.7600%

Hartford Environmental Opportunities Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Over $5 billion	0.5700%

The Hartford Equity Income Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

4

The Hartford Floating Rate Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

The Hartford Global All-Asset Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7000%
Next $250 million	0.6500%
Next $500 billion	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5600%
Amount Over $5 billion	0.5500%

Hartford Global Capital Appreciation Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Hartford Global Equity Income Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6900%
Next $5 billion	0.6850%
Amount Over $10 billion	0.6700%

The Hartford Global Real Asset Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8450%
Next $500 million	0.8100%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount over $5 billion	0.7100%

The Hartford MidCap Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

5

The Hartford International Small Company Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

The Hartford High Yield Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

The Hartford Inflation Plus Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4450%
Next $2.5 billion	0.4400%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

The Hartford Quality Bond Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4000%
Next $500 million	0.3700%
Next $4 billion	0.3400%
Next $5 billion	0.3300%
Amount Over $10 billion	0.3200%

Hartford International Equity Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.4600%
Next $1 billion	0.4500%
Next $3 billion	0.4400%
Amount Over $5 billion	0.4300%

The Hartford International Growth Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8500%
Next $250 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6500%

6

The Hartford International Value Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

The Hartford International Opportunities Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Hartford Long/Short Global Equity Fund

Average Daily Net Assets	Annual Rate
First $ 1 billion	1.4000%
Next $ 1 billion	1.3900%
Amount Over $2 billion	1.3800%

Hartford Multi-Asset Income Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5600%
Next $250 million	0.5100%
Next $500 million	0.4900%
Next $1.5 billion	0.4700%
Next $2.5 billion	0.4650%
Next $5 billion	0.4625%
Amount Over $10 billion	0.4600%

Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%

7

The Hartford Strategic Income Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Hartford Real Total Return Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.9000%
Next $250 million	0.8800%
Next $500 million	0.8500%
Next $1.5 billion	0.8300%
Amount Over $2.5 billion	0.8200%

Hartford Small Cap Core Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7500%
Next $500 million	0.7000%
Next $2 billion	0.6500%
Next $2 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

The Hartford Short Duration Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4500%
Next $500 million	0.4000%
Next $1.5 billion	0.3950%
Next $2.5 billion	0.3900%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

The Hartford Total Return Bond Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4300%
Next $500 million	0.3800%
Next $4 billion	0.3700%
Next $5 billion	0.3600%
Amount Over $10 billion	0.3500%

8

The Hartford World Bond Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7000%
Next $250 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5500%
Next $5 billion	0.4750%
Amount Over $10 billion	0.4500%

The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund and Hartford Moderate Allocation Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Opportunities Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

The Hartford Municipal Real Return Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%

The Hartford Small Cap Growth Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

9

Hartford Quality Value Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5500%
Next $250 million	0.4500%
Next $500 million	0.3500%
Next $4 billion	0.3300%
Next $5 billion	0.3250%
Amount Over $10 billion	0.3225%

Hartford Schroders Emerging Markets Debt and Currency Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.9500%
Next $4 billion	0.9000%
Next $5 billion	0.8900%
Amount over $10 billion	0.8850%

Hartford Schroders Tax-Aware Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.4500%
Next $4 billion	0.4300%
Next $5 billion	0.4250%
Amount over $10 billion	0.4200%

Hartford Schroders Emerging Markets Equity Fund

Average Daily Net Assets	Annual Rate
First $1 billion	1.0500%
Next $4 billion	1.0000%
Next $5 billion	0.9900%
Amount over $10 billion	0.9850%

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6400%
Amount over $10 billion	0.6350%

Hartford Schroders Global Strategic Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.6600%
Next $4 billion	0.5800%
Next $5 billion	0.5550%
Amount over $10 billion	0.5450%

10

Hartford Schroders International Stock Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6900%
Amount over $10 billion	0.6850%

Hartford Schroders International Multi-Cap Value Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.7200%
Next 4 billion	0.6800%
Next $5 billion	0.6750%
Amount Over $10 billion	0.6700%

Hartford Schroders US Small Cap Opportunities Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.9000%
Next $4 billion	0.8900%
Next $5 billion	0.8800%
Amount over $10 billion	0.8700%

Hartford Schroders US Small/Mid Cap Opportunities Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7900%
Amount over $10 billion	0.7850%

11